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                                    EXHIBIT 23(a)


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                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 25, 1994, included in Central Power and Light Company's Annual Report on Form 10-K for the year ended December 31, 1993, and to all references to our firm included in this registration statement.


                                                 /s/ ARTHUR ANDERSEN & CO.
                                               ARTHUR ANDERSEN & CO.



Dallas, Texas
  March 21, 1994